UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 11, 2013

Intermec, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-13279	95-4647021
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

6001 36th Avenue West Everett, Washington www.intermec.com		98203-1264
(Address of principal executive offices and internet site)		(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

Financial Results for the Fourth Quarter and Fiscal Year 2012

On March 11, 2013, we filed our Form 10-K for the year-ended December 31, 2012 (the “FY2012 Form 10-K”).

Exhibit 99.1 to this Current Report, incorporated herein by reference, furnishes the audited financial statements from our FY2012 Form 10-K, specifically:

•	Consolidated Balance Sheets as of December 31, 2012 and December 31, 2011

•	Consolidated Statements of Operations for the Years ended December 31, 2012 and December 31, 2011

•	Consolidated Statements of Cash Flows for the Years Ended December 31, 2012 and December 31, 2011

The Consolidated Statements of Operations in Exhibit 99.1 also include the unaudited financial statements for the Three Months ended December 31, 2012 and December 31, 2011.

Exhibit 99.1 includes unaudited supplemental sales information by category and by geographic region.

Exhibit 99.1 also includes, among other things, the following unaudited financial measures as adjusted on a Non-GAAP basis for the quarter and full-year ended December 31, 2012:

•	operating profit (loss);

•	net earnings (loss);

•	earnings (loss) per diluted share;

•	earnings before interest, taxes, depreciation and amortization (“EBITDA”); and

•	gross margins.

Reconciliations of each of these Non-GAAP financial measures to the most directly comparable GAAP financial measures are presented in Exhibit 99.1.

Our Non-GAAP financial measures should be read in conjunction with the corresponding GAAP measures. The Non-GAAP measures should be considered in addition to, and not as an alternative or substitute for, the measures prepared in accordance with GAAP.

We believe that excluding items such as, but not limited to, allowances for deferred tax assets, goodwill or asset impairment charges, restructuring charges (principally related to severance costs), costs or adjustments related to acquisitions, amortization of intangibles, executive severance and non-cash stock based compensation expenses provides supplemental information useful to investors’ and management’s understanding of Intermec’s core operating results, especially when comparing those results on a consistent basis to results for previous periods and anticipated results for future periods.

The foregoing information in this Item 2.02 is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 7.01	Regulation FD Disclosure.

Exhibit 99.1

Information relating to our financial results for the fourth quarter and fiscal year ended December 31, 2012 is attached hereto as Exhibit 99.1 and incorporated herein by reference.

General

The information in this Item 7.01 is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Important Additional Information about the Merger Transaction

Intermec filed with the Securities and Exchange Commission (“SEC”) a definitive proxy statement in connection with the proposed merger transaction with Honeywell on February 14, 2013. This communication is not a substitute for the definitive proxy statement (including any supplements or amendments thereto) and other documents related to the merger transaction. The definitive proxy statement and any other documents that may be filed with the SEC related to the merger transaction or incorporated by reference into the definitive proxy statement contain important information about Intermec, Honeywell, the merger transaction and related matters. Investors and security holders are urged to carefully read the definitive proxy statement and any other documents that may be filed with the SEC related to the merger transaction or incorporated by reference into the definitive proxy statement. Investors and security holders will be able to obtain free copies of those documents filed with the SEC by Intermec through the website maintained by the SEC at www.sec.gov or by contacting Intermec at (425) 348-2600. In addition, investors and security holders are able to obtain free copies of the documents filed with the SEC at the investor relations tab of Intermec’s website, www.intermec.com, which website is not incorporated herein by reference.

Intermec and its directors and officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies from its investors and security holders in connection with the merger transaction. Certain information regarding these persons and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the definitive proxy statement and may be contained in other relevant materials to be filed with the SEC regarding the merger transaction when they become available. Additional information regarding Intermec’s executive officers and directors, including investors, is included in Intermec’s definitive proxy statement for 2012, which was filed with the SEC on April 12, 2012, and other relevant documents filed with the SEC. You can obtain free copies of these documents from Intermec or the SEC using the contact information above.

Forward-Looking Statements

Statements made in this release and related statements that express Intermec’s or our management’s intentions, hopes, indications, beliefs, expectations, guidance, estimates, forecasts or predictions of the future constitute forward-looking statements, as defined by the Private Securities Litigation Reform Act of 1995, and relate to matters that are not historical facts. The forward-looking statements contained herein include, without limitation, statements regarding: the potential acquisition of Intermec by Honeywell International Inc. and the holding of the related stockholders meeting. When used in this document and in documents it refers to, the words “anticipate,” “believe,” “will,” “intend,” “project” and “expect” and similar expressions as they relate to us or our management are intended to identify such forward- looking statements. These statements represent beliefs and expectations only as of the date they were made. We may elect to update forward-looking statements, but we expressly disclaim any obligation to do so, even if our beliefs and expectations change.

Actual results may differ from those expressed or implied in our forward-looking statements. Such forward-looking statements involve and are subject to certain risks and uncertainties, which may cause our actual results to differ materially from those discussed in a forward-looking statement. These risk factors include, but are not limited to, risks and uncertainties described more fully in our reports filed or to be filed with the Securities and Exchange Commission including, but not limited to, our annual reports on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K, which are available, among other places, at the investor relations tab of Intermec’s website, on our website at www.intermec.com (which website is not incorporated herein by reference).

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

99.1	Financial information for the three and twelve months ended December 31, 2012 and for the three and twelve months ended December 31, 2011, including certain Non-GAAP financial measures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Intermec, Inc.
(Registrant)

Date: March 11, 2013	By:	/s/ Robert J. Driessnack
Robert J. Driessnack
Senior Vice President, Chief Financial Officer

Intermec, Inc.

Exhibit Index

Exhibit Number	Description

99.1	Financial information for the three and twelve months ended December 31, 2012 and for the three and twelve months ended December 31, 2011, including certain Non-GAAP financial measures.